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                                                                      EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-55438 of CoBiz Inc. on Form S-8 of our report dated March 8, 2001, appearing in the Annual Report on Form 10-K of CoBiz Inc. for the year ended December 31, 2000.


DELOITTE & TOUCHE LLP


Denver, Colorado
March 28, 2001